UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

IDENTIV, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On June 24, 2026, Identiv, Inc. (“Identiv”) announced entry into that certain Stock and Asset Purchase Agreement, dated June 24, 2026, with Trackonomy Systems, Inc., a Delaware corporation (“Buyer”), pursuant to which Identiv will sell its specialty Internet of Things business to Buyer through the sale of substantially all of its operating assets and the stock of its Thai subsidiary. This Schedule 14A filing consists of the following communications relating to the proposed transaction:

(i)	Email to Employees;

(ii)	Email to Customers;

(iii)	Email to Suppliers;

(iv)	Script for Investor Conference Call; and

(v)	Social Media Posts.

Each item above was first used or made available on June 24, 2026.

Email to Employees

Team,

I’m writing to share some exciting news. Identiv announced today that it has entered into a definitive agreement to sell its IoT business operating assets and contribute $25 million in cash to Trackonomy Systems, Inc., a pioneer in battery-powered smart labels and a global leader in Physical AI. In return, we will receive $50 million in Trackonomy preferred equity. We also signed a strategic partnership framework agreement to work on a definitive agreement to collaborate on new software opportunities that leverage Trackonomy’s physical AI platform. You can read a copy of the press release published to the Identiv website moments ago here.

For those of you who don’t know Trackonomy, the company is pioneering the next generation of ERP for logistics and supply chain management. Headquartered in San Jose, CA, Trackonomy serves a variety of industries across the globe with a workforce of more than 600 employees. Some of their most notable customers include UPS, Delta Airlines, Georgia Pacific, and Koch Manufacturing.

The two companies have highly complementary products and capabilities that we believe position the existing Identiv IoT business and Trackonomy for long-term success. This transaction offers significant benefits to multiple stakeholders, including our employees. Employees may have the opportunity to serve our customers with an expanded product portfolio and a more comprehensive offering. Further, by being part of a larger organization, employees may have expanded career opportunities as well. For our stockholders, which includes some of you, the transaction is intended to provide financial upside potential through participation in Identiv’s go-forward strategy and its equity ownership in Trackonomy.

In addition, this transaction offers strong operational advantages. Trackonomy plans to leverage our state-of-the-art manufacturing facility in Thailand to increase overall utilization, reduce manufacturing costs, and drive cost efficiencies. Identiv will be able to leverage Trackonomy’s broad set of engineering and deployment capabilities intended to ensure the strong execution of our most strategic programs. Together, these benefits are expected to drive future growth and support Trackonomy’s mission as a leading global provider of vertically integrated physical AI-based solutions.

As part of this transaction, the vast majority of you will become employees of Trackonomy, with a small group of employees staying at Identiv to support our go-forward strategy. But for now, nothing changes until the transaction closes, which is expected in the third or early fourth quarter of this year, subject to customary closing conditions.

Please join me at an All Hands meeting tomorrow, Thursday, June 25 at 7 a.m. PDT / 4 p.m. CEST to learn more about this exciting transaction and to ask any questions.

Please know that it is still very early in the process, and we will not have answers to all of your questions at this time. We will share updates as best we can while we work toward closing the transaction. In the meantime, it is business as usual, and we kindly ask that you remain focused on your responsibilities and continue delivering the outstanding service our customers have come to expect.

Our customer- and supplier-facing employees will receive communications and instructions to help them answer any questions from our stakeholders. Please do not respond to any inquiries from external parties, including media, about this news; instead, send all inquiries to Sophie Pearson, Director of IR. Although the transaction has been announced, to avoid potential confusion or speculation, we ask that you please do not post about this transaction on Facebook, LinkedIn, Instagram, X, or any other social media platform.

Thank you for everything you do for Identiv. You are all important contributors to our success and one of the primary reasons we have reached this important milestone. I look forward to our next chapter and the road ahead.

Sincerely,

Kirsten

Note Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” and similar references to the future. Any statement that is not a historical fact, including statements regarding Identiv’s strategy, opportunities, focus and goals; the expected benefits of the transaction; the terms and conditions related to the transaction; the expected timing and completion of the transaction; the final amount of Identiv’s expected cash contribution; the potential upside from Identiv’s ownership of Trackonomy’s preferred stock, if any; the anticipated strategic partnership between Identiv and Trackonomy, including the parties’ ability to enter into a definitive agreement with respect thereto, the terms thereof, and the expected benefits; and Identiv’s beliefs regarding its post-closing go-forward business model, is a forward-looking statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, Identiv’s ability to achieve the intended benefits of the definitive strategic partnership agreement once executed; risks related to the value that may be realized from Identiv’s equity interest in Trackonomy, if any; Trackonomy’s ability to integrate the acquired assets and realize anticipated synergies, cost efficiencies and other expected benefits; the risk that the conditions to the closing of the transaction are not satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason, or in the timeframe currently anticipated; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business until closing; changes to the amount of cash transferred by Identiv pursuant to the transaction agreement; the parties’ ability to negotiate and enter into a definitive agreement contemplated by the strategic partnership framework agreement and the terms thereof; Identiv’s ability to execute its post-closing go-forward business strategy and the success thereof; Identiv’s ability to remain listed on Nasdaq; diversion of management’s attention from Identiv’s business; the ability of Identiv to retain key personnel; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to Identiv as of the date hereof and Identiv undertakes no obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

Participants in the Solicitation

Identiv, its directors, director nominees, and its executive officers are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s directors and executive officers, including compensation, is set forth in Amendment No.  1 to Identiv’s Annual Report on Form 10-K/A for the year ended December 31, 2025, filed with the SEC on April 29, 2026 (the “Amended Annual Report”), under Part III, Item 10. “Directors, Executive Officers and Corporate Governance” and Part III, Item 11. “Executive Compensation.”

Information about the ownership of common stock by Identiv’s directors and executive officers is set forth in the Amended Annual Report under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes to the holdings by the directors and executive officers of Identiv securities reported in the Amended Annual Report have and will be reflected in Forms 3, 4 or 5 to be filed with the SEC, including the Form 4 filed on June 2, 2026, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Amended Annual Report and Amendment No. 4 to the Schedule 13D/A filed on March 21, 2025. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.

Email to Customers

Dear Valued Customer,

I’m writing to share some exciting news. Identiv announced today that it has entered into a definitive agreement to sell its IoT business operating assets to Trackonomy Systems, Inc., a pioneer in battery-powered smart labels and a global leader in Physical AI. We also signed a strategic partnership framework agreement to work on a definitive agreement to collaborate on new software opportunities that leverage Trackonomy’s physical AI platform. We believe this transaction will offer substantial value to our customers as you will have the opportunity to access an expanded product portfolio and a more comprehensive offering.

At this point, we have only announced the definitive agreement. We are working on integration planning and expect the transaction to close sometime in the third or early fourth quarter of this year, subject to customary closing conditions.

Please be assured that our customers remain a top priority. We are committed to a seamless transition once the transaction closes. For now, it’s business as usual, and you can continue to expect the same outstanding products and services we’ve always provided. Your point of contact also remains the same.

Thank you for your continued trust in Identiv. Please don’t hesitate to reach out if you have any questions.

Sincerely,

[Leader Name and Title]

Note Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” and similar references to the future. Any statement that is not a historical fact, including statements regarding the expected benefits of the transaction; the expected timing and completion of the transaction; and the anticipated strategic partnership between Identiv and Trackonomy, including the parties’ ability to enter into a definitive agreement with respect thereto, the terms thereof, and the expected benefits, is a forward-looking statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that the conditions to the closing of the transaction are not satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason, or in the timeframe currently anticipated; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; competitive responses to the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business until closing; diversion of management’s attention from Identiv’s business; the ability of Identiv to retain key personnel; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to Identiv as of the date hereof and Identiv undertakes no obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY

BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

Participants in the Solicitation

Identiv, its directors, director nominees, and its executive officers are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s directors and executive officers, including compensation, is set forth in Amendment No. 1 to Identiv’s Annual Report on Form 10-K/A for the year ended December 31, 2025, filed with the SEC on April 29, 2026 (the “Amended Annual Report”), under Part III, Item 10. “Directors, Executive Officers and Corporate Governance” and Part III, Item 11. “Executive Compensation.”

Information about the ownership of common stock by Identiv’s directors and executive officers is set forth in the Amended Annual Report under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes to the holdings by the directors and executive officers of Identiv securities reported in the Amended Annual Report have and will be reflected in Forms 3, 4 or 5 to be filed with the SEC, including the Form 4 filed on June 2, 2026, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Amended Annual Report and Amendment No. 4 to the Schedule 13D/A filed on March 21, 2025. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.

Email to Suppliers

Dear Valued Partner,

I’m writing to share some exciting news. Identiv announced today that it has entered into a definitive agreement to sell its IoT business operating assets to Trackonomy Systems, Inc., a pioneer in battery-powered smart labels and a global leader in Physical AI. We also signed a strategic partnership framework agreement to work on a definitive agreement to collaborate on new software opportunities that leverage Trackonomy’s physical AI platform.

We believe this transaction will offer value to our partners as our IoT operating assets will be part of a larger organization with an expanded product portfolio and offering. This transaction is also intended to create additional cross-selling opportunities to the end-customers of both companies, enhancing opportunities for our partners.

At this point, we have only announced the definitive agreement. We are working on integration planning and expect the transaction to close sometime in the third or early fourth quarter of this year, subject to customary closing conditions.

You are critical to the products and services we provide our customers—and you are critical to our success. For now, it’s business as usual, and you can continue to expect the same outstanding services we’ve always provided. Your point of contact also remains the same.

Thank you for your continued partnership. Please don’t hesitate to reach out if you have any questions.

Sincerely,

[Leader Name and Title]

Note Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” and similar references to the future. Any statement that is not a historical fact, including statements regarding the expected benefits of the transaction; the expected timing and completion of the transaction; and the anticipated strategic partnership between Identiv and Trackonomy, including the parties’ ability to enter into a definitive agreement with respect thereto, the terms thereof, and the expected benefits, is a forward-looking statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the risk that the conditions to the closing of the transaction are not satisfied; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason, or in the timeframe currently anticipated; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; competitive responses to the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business until closing; diversion of management’s attention from Identiv’s business; the ability of Identiv to retain key personnel; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to Identiv as of the date hereof and Identiv undertakes no obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

Participants in the Solicitation

Identiv, its directors, director nominees, and its executive officers are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s directors and executive officers, including compensation, is set forth in Amendment No. 1 to Identiv’s Annual Report on Form 10-K/A for the year ended December 31, 2025, filed with the SEC on April 29, 2026 (the “Amended Annual Report”), under Part III, Item 10. “Directors, Executive Officers and Corporate Governance” and Part III, Item 11. “Executive Compensation.”

Information about the ownership of common stock by Identiv’s directors and executive officers is set forth in the Amended Annual Report under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes to the holdings by the directors and executive officers of Identiv securities reported in the Amended Annual Report have and will be reflected in Forms 3, 4 or 5 to be filed with the SEC, including the Form 4 filed on June 2, 2026, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Amended Annual Report and Amendment No. 4 to the Schedule 13D/A filed on March 21, 2025. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.

Script for Investor Conference Call held on June 24, 2026

Operator

Good afternoon. Welcome to Identiv’s discussion of the recently announced transaction with Trackonomy. My name is [NAME], and I will be your operator this afternoon.

On the call today are James Ousley, Board Chairman of Identiv; Kirsten Newquist, CEO of Identiv; Ed Kirnbauer, CFO of Identiv; and Dr. Erik Volkerink, Co-Founder and CEO of Trackonomy.

In addition, during the call, speakers will be making forward-looking statements, which refers to expectations, synergies, opportunities, or other characteristics of future events, including the transaction with Trackonomy, go-forward business, future business, strategic partnerships and collaborations, and any related benefits and attributes of future plans, strategies, opportunities, and goals. Actual results may differ materially from those expressed in these forward-looking statements.

In a moment, the speakers will present their prepared remarks, with a question-and-answer session to follow. This call is being recorded, and a replay will be made available on Identiv’s website following the call.

I will now turn the call to Kirsten to begin.

Kirsten Newquist

Chief Executive Officer & Director, Identiv, Inc.

Thank you Operator and thank you all for joining us today to discuss the transaction with Trackonomy and our plans for Identiv on a go-forward basis.

Since my appointment to CEO in September 2024, we have made meaningful progress across each of our pillars: Perform, Accelerate, and Transform.

Under the Perform and Accelerate pillars, we have transitioned production to our new state-of-the-art manufacturing facility in Thailand, made advancements in our specialized Bluetooth Low Energy platform, grew our new opportunity pipeline, and signed a significant multi-year agreement with IFCO.

I’m also pleased to say that this transaction represents significant progress under the Transform pillar, as well as a complete strategic transformation of our company.

As part of this transformation, the company will sell its IoT operating assets and contribute $25 million to Trackonomy in exchange for $50 million in preferred equity. We have also entered into a strategic partnership framework agreement with Trackonomy, with the goal of finalizing a definitive partnership agreement at transaction close. Going forward, Identiv’s strategy will focus on targeted SaaS acquisition opportunities that are synergistic with Trackonomy’s AI-based platform, which is expected to drive incremental growth for our acquired SaaS businesses.

Additionally, Identiv has been performing well against its key milestones and metrics. Our recent progress has positioned the company well for this value-enhancing transaction with Trackonomy and for what we see as the vision for Identiv’s future.

I will now pass the call to Dr. Erik Volkerink, CEO of Trackonomy, to introduce himself and his company.

Erik Volkerink

Chief Executive Officer, Trackonomy Systems, Inc.

Hi, everyone. I’m excited to be here and speak to you all today.

A little background about myself. Over the past 20 years, I have held C-suite level positions at several publicly traded technology companies. Most recently I was the Chief Technology Officer at Flextronics. I have also served as the Chief Business Officer of Heptagon, the CEO of both RF Digital Corporation and Liquid Interface Technologies, among other private companies. I co-founded Trackonomy in 2017. Trackonomy is a pioneer in battery-powered smart labels and a global leader in Physical AI.

Over the past eight years, we have raised more than $250 million from various venture capital firms and investors, including 8VC, Kleiner Perkins, Koch Disruptive Technologies, among others.

At Trackonomy, we are pioneering the next generation of Enterprise Resource Planning for logistics and supply chain management and other verticals, bringing AI-based real-time intelligence and automation from the shop floor to the top floor. Our network of interconnected assets transforms inanimate objects into smart, self-optimizing systems that enhance efficiency, security, and operational control.

We’re serving major global enterprises across healthcare, airlines, logistics, and manufacturing markets, as well as governments. Some of the brands I can talk about publicly are UPS, Delta Airlines, Georgia Pacific, and Koch Manufacturing. Our customers leverage our platform, which uses low-cost, cloud-connected sensors, as well as an AI middleware layer that runs on top of traditional ERP but below AI applications, to provide real-time visibility and intelligence to physical goods and assets, and really provide tentacles into the real world as opposed to garbage in, garbage out solutions.

I came to know Identiv well through our acquisition of InPlay, which we did in September 2025. InPlay is the leading BLE chip supplier for smart labels and a partner that has been collaborating with Identiv on several important programs. I was impressed by Identiv’s leading work in BLE and the strength of its specialized RFID portfolio. Its mission to create a more connected, transparent, and sustainable world closely aligns with our mission.

I am very excited about this transaction and the future strategic partnership with Identiv. The asset sale will create immediate strategic benefits for Trackonomy while also expanding the future potential of the go-forward Identiv business. It will be to the benefit of all our customers, both Identiv as well as Trackonomy. Through our strategic partnership, the two companies will be well-positioned to capitalize on the rapid growth of Physical AI solutions and the increasing demand for real-time intelligence across global supply chains and other verticals.

I look forward to what we can accomplish together in the years ahead.

I will now pass the call back to Kirsten to discuss the transaction terms and strategic rationale.

Kirsten Newquist

Chief Executive Officer & Director, Identiv, Inc.

Thanks Erik.

Under the definitive agreement we announced earlier this afternoon, Identiv will sell its IoT operating assets, including our German R&D center and our Thai subsidiary, to Trackonomy. We will also contribute $25 million in cash. In return, Identiv will receive $50 million of Trackonomy preferred equity. Our cash contribution is intended to support integration efforts and fund incremental capital expenditures, including the scale-up of high-volume opportunities from Identiv.

We believe this transaction will create substantial long-term value for our stockholders on multiple fronts, including through Identiv’s ownership interest in Trackonomy’s equity, participation in Identiv’s go-forward strategy, which I will discuss in a moment, and a $40M stock repurchase program that we intend to execute following the transaction’s close. Additionally, Identiv intends to significantly streamline its overhead post-closing to preserve a higher percentage of remaining cash for stockholder benefit.

The asset sale will bring together highly complementary products and capabilities to create compelling strategic and operational synergies for Trackonomy. Trackonomy’s deep expertise in large scale deployments is intended to support strong execution across various strategic programs from Identiv. Further, Trackonomy is expected to leverage our state-of-the-art Thailand manufacturing facility to support its growing demand for production capacity and generating cost efficiencies. We believe these synergies will contribute to revenue growth and margin expansion at Trackonomy, which we believe will benefit Identiv’s equity ownership and support our long-term strategic objectives.

As I mentioned earlier, we have also signed a strategic partnership framework agreement, essentially a letter of intent, with Trackonomy to enter into a definitive agreement intended to support future collaboration on new software acquisition opportunities that are intended to leverage Trackonomy’s Physical AI platform. Subject to negotiating and entering into a definitive agreement, we anticipate this strategic partnership will create meaningful value for both our companies.

Following transaction close, the streamlined Identiv will transition to a SaaS and physical AI-focused business model, with a strategy focused on acquiring and consolidating targeted smaller compliance SaaS companies that can benefit from the integration into Trackonomy’s AI-driven platform. We believe these acquisitions can create significant value by combining traditional compliance software with real-time physical-world data and AI-enabled verification capabilities.

The compliance software industry is undergoing a structural shift. Historically, compliance platforms have been designed to manage workflows and documentation, but not to verify compliance in real time. As AI rapidly commoditizes workflow-based software, many traditional SaaS products are experiencing reduced differentiation and increasing pressure on valuation multiples. At the same time, regulators are demanding greater transparency, real-time visibility, and verifiable evidence of compliance.

Under this strategy, Identiv plans to pursue attractively valued compliance SaaS acquisitions in highly regulated industries, specifically targeting companies in the $3-to-$15-million-dollar annual recurring revenue (ARR) range. Our vision is to integrate the software from these acquisitions into Trackonomy’s physical AI data platform, enhancing these SaaS products with a BLE- and RFID-generated physical AI data and infrastructure layer delivering verified compliance data. This approach leverages our core expertise in RFID and BLE technologies together with our strategic partnership with Trackonomy.

This integration is intended to transform traditional, workflow-based software into premium, data-driven platforms powered by continuous physical-world data collection and real-time monitoring. We believe that by moving beyond self-reported compliance to delivering real-time verification data, we will expand the SaaS companies’ ability to deliver new services, while increasing customer retention, pricing power, and creating a more defensible platform. These SaaS business acquisitions are expected to benefit from new revenue opportunities, including premium pricing tiers, licensing arrangements with Trackonomy, and broader access to Trackonomy’s customer and partner network.

We believe this strategy is well aligned with the total global market for regulatory compliance software, which is estimated at approximately $40B for 2026 and growing at ~10% CAGR.

Identiv is actively evaluating potential acquisition opportunities and intends to announce its first SaaS acquisition after this transaction closes.

Let me now pass the call to Identiv’s Chairman of the Board, Jim Ousley.

James (Jim) Ousley

Chairman, Identiv, Inc.

Thank you, Kirsten. I am very pleased with the transaction we’re announcing today. This decision follows a significant and extensive review of our strategic options over the last 18 months, and I am confident that we have identified the optimal path forward. Our confidence in this strategy is underscored by our commitment to return capital directly to our shareholders.

We have increased our stock repurchase program to $40 million, which adds approximately $32 million to the roughly $8 million currently available under our program. We intend to repurchase our stock after transaction close—a move that reflects our belief in the company’s intrinsic value and our priority of delivering tangible returns to our shareholders. We believe the repurchase program is an attractive and efficient means of returning capital and enhancing stockholder value.

The transaction is expected to close in the third or early fourth quarter of this year, subject to customary closing conditions, including approval by our stockholders. I am pleased that our Board unanimously supports this transaction as does our largest shareholder, Bleichroeder, who has entered into a voting agreement with the company and Trackonomy.

After closing, Identiv intends to remain a publicly listed company on the Nasdaq stock exchange under the same ticker symbol; however, the name of the company will change. The Identiv name and brand will be included in the sale of the IoT operating business assets.

Now moving to the go-forward leadership and governance. The Identiv Board intends to significantly streamline the Company’s go-forward organizational structure into a highly focused, cross-functional team dedicated to driving the new SaaS and physical AI strategy. Post-close, the Board intends to add senior leadership with extensive experience in SaaS and M&A integration to lead the organization and successfully execute this next chapter of growth.

On the Board level, upon the close of the transaction, Dr. Erik Volkerink will become an observer of the Identiv Board, and I will be appointed as an observer of the Trackonomy Board. These appointments will help facilitate strategic alignment, continuity, oversight, and direct insight into the two companies’ strategies and execution. The Board expects the synergies between both companies to scale quickly, fostering a collaborative and mutually beneficial strategic partnership. We look forward to working more closely with Erik and his team after the transaction closes.

This announcement is the culmination of the Board’s comprehensive review of strategic alternatives. On behalf of the entire Board, I believe that this transaction will provide significant value to our stakeholders, including our shareholders, employees, customers, and suppliers and partners.

I’ll pass the call back to Kirsten for final comments before we open the floor to Q&A.

Kirsten Newquist

Chief Executive Officer & Director, Identiv, Inc.

Thank you, Jim. I am incredibly proud that Trackonomy recognizes our team’s achievements and cutting-edge technology. I am excited for what’s to come. This transaction marks an important milestone for both of our companies—and provides the potential for significant upside to our shareholders through Identiv’s go-forward Physical AI strategy and participation in Trackonomy’s growth through our investment.

I’ll now pass the call to the operator to begin the question-and-answer session. Thank you.

Operator

At this time, we will be conducting a question-and-answer session.

[Operator instructions]

[End call after Q&A session]

Note Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” and similar references to the future. Any statement that is not a historical fact, including statements regarding Identiv’s strategy, opportunities, focus and goals; the expected benefits of the transaction; the terms and conditions related to the transaction, including required stockholder approvals; the expected timing and completion of the transaction; the final amount of Identiv’s expected cash contribution and the anticipated uses thereof; the potential upside from Identiv’s ownership of Trackonomy’s preferred stock, if any; the anticipated strategic partnership between Identiv and Trackonomy, including the parties’ ability to enter into a definitive agreement with respect thereto, the terms thereof, and the expected benefits; Identiv’s beliefs regarding its post-closing go-forward business model, acquisition strategy and ability to identify, complete and integrate acquisitions, on a timely basis or at all; Identiv’s intent to remain listed on Nasdaq; Identiv’s intent to implement changes to its management or organizational structure; and the timing, amount and execution of any stock repurchases, is a forward-looking statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, Identiv’s ability to achieve the intended benefits of the definitive strategic partnership agreement once executed; risks related to the value that may be realized from Identiv’s equity interest in Trackonomy, if any; Trackonomy’s ability to integrate the acquired assets and realize anticipated synergies, cost efficiencies and other expected benefits; Identiv’s ability to identify, complete and integrate acquisition opportunities, including delays, or at all; Identiv’s ability to implement changes to its organizational structure; the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval of Identiv’s and Trackonomy’s stockholders are not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timely basis, or at all; the failure of the transaction to close for any reason, or in the timeframe currently anticipated; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business until closing; changes to the amount of cash transferred by Identiv pursuant to the transaction agreement; the parties’ ability to negotiate and enter into a definitive agreement contemplated by the strategic partnership framework agreement and the terms thereof; the ability of the expected strategic partnership, related software opportunities or future value-creating opportunities to achieve anticipated benefits; Identiv’s ability to execute its post-closing go-forward business strategy and the success thereof; risks related to the growth of the markets Identiv intends to enter; Identiv’s ability to remain listed on Nasdaq; risks related to the timing, amount and execution of any stock repurchases; diversion of management’s attention from Identiv’s business; the ability of Identiv to retain key personnel; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to Identiv as of the date hereof and Identiv undertakes no obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

Participants in the Solicitation

Identiv, its directors, director nominees, and its executive officers are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s directors and executive officers, including compensation, is set forth in Amendment No. 1 to Identiv’s Annual Report on Form 10-K/A for the year ended December 31, 2025, filed with the SEC on April 29, 2026 (the “Amended Annual Report”), under Part III, Item 10. “Directors, Executive Officers and Corporate Governance” and Part III, Item 11. “Executive Compensation.”

Information about the ownership of common stock by Identiv’s directors and executive officers is set forth in the Amended Annual Report under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes to the holdings by the directors and executive officers of Identiv securities reported in the Amended Annual Report have and will be reflected in Forms 3, 4 or 5 to be filed with the SEC, including the Form 4 filed on June 2, 2026, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Amended Annual Report and Amendment No. 4 to the Schedule 13D/A filed on March 21, 2025. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.

Social Media Posts

LinkedIn & Facebook: Today, we entered into a definitive agreement to sell our IoT business operating assets to @Trackonomy, a pioneer in battery-powered smart labels and a global leader in Physical AI.

This transaction will be a strategic transformation for Identiv and is intended to create significant value for all our stakeholders, including providing our customers with an expanded product portfolio and a more comprehensive offering.

We have also entered into a strategic partnership framework agreement with Trackonomy to work toward a definitive agreement to collaborate on new software opportunities that leverage Trackonomy’s physical AI platform after the transaction closes.

Click here to read more important information about the announcement: https://ir.identiv.com/news-events/press-releases/detail/457/identiv-
announces-agreement-to-sell-its-iot-assets-to-trackonomy-creating-a-global-physical-ai-and-intelligent-supply-chain-leader

X: Today we have announced a strategic transformation. We have agreed to sell our IoT operating assets to Trackonomy. This transaction is intended to provide upside potential to our stockholders and a more comprehensive offering to our customers. More important information here:
https://ir.identiv.com/news-events/press-releases/detail/457/identiv-announces-agreement-to-sell-its-iot-assets-to-trackonomy-creating-a-global-
physical-ai-and-intelligent-supply-chain-leader

Instagram: Today, we have agreed to sell our IoT operating assets to Trackonomy, which is a strategic transformation for Identiv and is intended to create significant value for all our stakeholders:

•	Our customers may have access to an enhanced product portfolio and a more comprehensive offering.

•	Our partners may have increased cross-selling opportunities.

•	Our stockholders may be able to participate in the upside potential from Identiv’s go-forward strategy and from Identiv’s equity ownership in Trackonomy.

Click the link in our bio for more important information: https://ir.identiv.com/news-events/press-releases/detail/457/identiv-announces-
agreement-to-sell-its-iot-assets-to-trackonomy-creating-a-global-physical-ai-and-intelligent-supply-chain-leader

Note Regarding Forward-Looking Information

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” and similar references to the future. Any statement that is not a historical fact, including statements regarding Identiv’s strategy, opportunities, focus and goals; the expected benefits of the transaction; the terms and conditions related to the transaction, including required stockholder approvals; the expected timing and completion of the transaction; the final amount of Identiv’s expected cash contribution and the anticipated uses thereof; the potential upside from Identiv’s ownership of Trackonomy’s preferred stock, if any; the anticipated strategic partnership between Identiv and Trackonomy, including the parties’ ability to enter into a definitive agreement with respect thereto, the terms thereof, and the expected benefits; Identiv’s beliefs regarding its post-closing go-forward business model, acquisition strategy and ability to identify, complete and integrate acquisitions, on a timely basis or at all; Identiv’s intent to remain listed on Nasdaq; Identiv’s intent to implement changes to its management or organizational structure; and the timing, amount and execution of any stock repurchases, is a forward-looking statement. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, Identiv’s ability to achieve the intended benefits of the definitive strategic partnership agreement once executed; risks related to the value that may be realized from Identiv’s equity interest in Trackonomy, if any; Trackonomy’s ability to integrate the acquired assets and realize anticipated synergies, cost efficiencies and other expected benefits; Identiv’s ability to identify, complete and integrate acquisition opportunities, including delays, or at all; Identiv’s ability to implement changes to its organizational structure; the risk that the conditions to the closing of the transaction are not satisfied, including the risk that required approval of Identiv’s and Trackonomy’s stockholders are not obtained; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement; potential litigation relating to the transaction and the effects of any outcome related thereto; the ability of each party to consummate the transaction on a timelystrati basis, or at all; the failure of the transaction to close for any reason, or in the timeframe currently anticipated; risks that the transaction disrupts current business, plans and operations of Identiv or its business prospects; competitive responses to the transaction; costs, fees or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction; Identiv’s ability to continue the momentum in its business until closing; changes to the amount of cash transferred by Identiv pursuant to the transaction agreement; the parties’ ability to negotiate and enter into a definitive agreement contemplated by the strategic partnership framework agreement and the terms thereof; the ability of the expected strategic partnership, related software opportunities or future value-creating opportunities to achieve anticipated benefits; Identiv’s ability to execute its post-closing go-forward business strategy and the success thereof; risks related to the growth of the markets Identiv intends to enter; Identiv’s ability to remain listed on Nasdaq; risks related to the timing, amount and execution of any stock repurchases; diversion of management’s attention from Identiv’s business; the ability of Identiv to retain key personnel; Identiv’s ability to satisfy customer demand and expectations; the loss of customers, suppliers or partners; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2025, as amended, and subsequent reports filed with the SEC. All forward-looking statements are based on information available to Identiv as of the date hereof and Identiv undertakes no obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

Identiv intends to file with the SEC a proxy statement on Schedule 14A with respect to its solicitation of proxies for approval of the transaction (the “Proxy Statement”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY IDENTIV AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Identiv free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

Participants in the Solicitation

Identiv, its directors, director nominees, and its executive officers are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement.

Information about Identiv’s directors and executive officers, including compensation, is set forth in Amendment No. 1 to Identiv’s Annual Report on Form 10-K/A for the year ended December 31, 2025, filed with the SEC on April 29, 2026 (the “Amended Annual Report”), under Part III, Item 10. “Directors, Executive Officers and Corporate Governance” and Part III, Item 11. “Executive Compensation.”

Information about the ownership of common stock by Identiv’s directors and executive officers is set forth in the Amended Annual Report under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” Any changes to the holdings by the directors and executive officers of Identiv securities reported in the Amended Annual Report have and will be reflected in Forms 3, 4 or 5 to be filed with the SEC, including the Form 4 filed on June 2, 2026, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC. All these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—SEC Filings” section of Identiv’s website at ir.identiv.com/sec-filings.

In addition, each of Bleichroeder LP and Bleichroeder Holdings LLC (together, “Bleichroeder”) is or may be deemed to be a “participant” in the solicitation of proxies from stockholders of Identiv in connection with the transactions contemplated by the agreement. Information about the ownership of securities of Bleichroeder is set forth under Part III, Item 12. “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Amended Annual Report and Amendment No. 4 to the Schedule 13D/A filed on March 21, 2025. Any further changes will be reflected in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive Proxy Statement, and other materials to be filed with the SEC.